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                                                                  EXHIBIT 10.26a

                                                                  EXECUTION COPY

                   AMENDMENT, WAIVER AND CONSENT NO. 4 TO THE
                           FIVE-YEAR CREDIT AGREEMENT

                                                      Dated as of March 28, 2002

            AMENDMENT, WAIVER AND CONSENT NO. 4 TO THE FIVE-YEAR CREDIT AGREEMENT among POLYONE CORPORATION, an Ohio corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and CITICORP USA, INC., as administrative agent (the "Agent") for the Lenders.

            PRELIMINARY STATEMENTS:

            (1) The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of October 30, 2000, the Letter Waiver thereto dated as of March 31, 2001, Amendment No. 1 dated as of March 31, 2001, the Letter Waiver dated as of September 30, 2001, Amendment No. 2 dated as of November 21, 2001 and Amendment No. 3 dated as of January 17, 2002 (such Credit Agreement, as so modified, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

            (2) The Company and the Lenders have agreed to amend the Credit Agreement and the other Loan Documents (as hereinafter defined) as hereinafter set forth.

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 11, hereby amended in full to read as set forth in Exhibit A hereto (the Restated Credit Agreement).

            SECTION 2. Waiver. The Lenders hereby waive compliance with Section 5.03(b) of the Credit Agreement for the fiscal quarter ending March 31, 2002.

            SECTION 3. Amendments to the Security Agreement. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 11, hereby amended by:

                  (i) releasing all Collateral granted by Burton Rubber Company therefrom and deleting all references therein to "Burton Rubber Company".

                  (ii) releasing all Security Collateral consisting of equity interests in Burton Rubber Company.

                  (iii) restating Section 1(d)(ii) in its entirety to read as follows:

      all additional shares of stock issued by the corporations named in
      Schedule I hereto from time to time acquired by such Grantor in any manner other than shares of stock pledged by such Grantor pursuant to the Shared Pledge Agreement dated as of January 25, 2002 in favor of State Street Bank and Trust Company, N.A., as corporate trustee, and Angelita Pena, as individual trustee (such additional shares together with the Initial Pledged Shares, being the "Pledged Shares"), and the certificates, if any, representing such additional shares, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or
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      otherwise distributed in respect of or in exchange for any or all of such shares and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (iv) deleting the phrase "Transaction Documents" from the last sentence of Section 6(m)(v) and substituting therefor the phrase "Loan Documents".

            SECTION 4. Amendments to the Subsidiary Guaranty. The Subsidiary Guaranty is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 11, hereby amended by releasing the Subsidiary Burton Rubber Company therefrom and deleting all references therein to "Burton Rubber Company".

            SECTION 5. Amendments to the Collateral Trust Agreement. The Collateral Trust Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 11, hereby amended as follows:

            (i) Section 1.01 is amended by adding the following definitions in the correct alphabetical order:

                  "PolyOne Indenture " means the Indenture dated on or before May 31, 2002 between PolyOne and the trustee named therein, (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof) for the Senior Notes (2002).

                  "Senior Notes (2002)" means the senior unsecured notes issued pursuant to the PolyOne Indenture in an aggregate principal amount of not less than $200,000,000.

            (ii) The definition of "Existing Indebtedness Agreements" is amended in full to read as follows:

            "Existing Indebtedness Agreements" means Existing Indebtedness Agreements as defined in the Preliminary Statements, the Senior Notes
      (2002), the PolyOne Indenture and each agreement and instrument delivered by the Company pursuant to any of the foregoing, as the same may be supplemented, amended or modified from time to time in accordance with the provisions thereof.

            (iii) Section 2.01 is amended by adding after the phrase "Collateral Trigger" at the beginning of the first sentence thereof and after the phrase "Collateral Trigger" at the beginning of the second sentence thereof, the phrase "and subject to Section 4.09 hereof".

            (iv) Section 4.09 is amended by adding after the phrase "Credit Agreement" at the end of the first sentence thereof, the phrase "if and only if the Secured Obligations under the Credit Agreement exceed the lowest threshold stipulated in the lien covenants of the Existing Indebtedness Agreements."

            SECTION 6. Amendments to the Real Estate Collateral Trust Agreement. The Real Estate Collateral Trust Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 11, hereby amended as follows:

            (i) Section 1.01 is amended by adding the following definitions in the correct alphabetical order:


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            "PolyOne Indenture " means the Indenture dated on or before May 31,
            2002 between PolyOne and the trustee named therein, (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof) for the Senior Notes
            (2002).

            "Senior Notes (2002)" means the senior unsecured notes issued pursuant to the PolyOne Indenture in an aggregate principal amount of not less than $200,000,000.

            (ii) The definition of "Existing Indebtedness Agreements" is amended in full to read as follows:

            "Existing Indebtedness Agreements" means Existing Indebtedness Agreements as defined in the Preliminary Statements and the Senior Notes
      (2002), the PolyOne Indenture and each agreement and instrument delivered by the Company pursuant to any of the foregoing, as the same may be supplemented, amended or modified from time to time in accordance with the provisions thereof.

            (iii) Section 2.01 is amended by adding after the phrase "Collateral Trigger" at the beginning of the first sentence thereof and after the phrase "Collateral Trigger" at the beginning of the second sentence thereof, the phrase "and subject to Section 4.09 hereof".

            (iv) Section 4.09 is amended by adding after the phrase "Credit Agreement" at the end of the first sentence thereof, the phrase "if and only if the Secured Obligations under the Credit Agreement exceed the lowest threshold stipulated in the lien covenants of the Existing Indebtedness Agreements."

            SECTION 7. Amendments to the Intellectual Property Security Agreement. The Intellectual Property Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 11, hereby amended by releasing the Collateral of Burton Rubber Company therefrom and deleting all references therein to "Burton Rubber Company".

            SECTION 8. Amendments to the Shared Collateral Pledge Agreement. The Shared Collateral Pledge Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 11, hereby amended by restating Section 1(a)(ii) in its entirety to read as follows:

            all additional shares of stock issued by the corporations o named in
            Schedule I hereto from time to time acquired by the Grantor in any manner other than shares of stock pledged by the Grantor pursuant to the Security Agreement dated as of January 25, 2002 in favor of State Street Bank and Trust Company, N.A., as corporate trustee, and Angelita Pena, as individual trustee (such additional shares together with the Initial Pledged Shares, being the "Pledged Shares"), and the certificates, if any, representing such additional shares, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and all subscription warrants, rights or options issued thereon or with respect thereto;

            SECTION 9. Termination of Charge Agreement. The Charge Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 11, hereby terminated.


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            SECTION 10. Amendments to the Receivables Intercreditor Agreement.
By executing this Amendment, the Required Lenders hereby authorize the Agent to enter into an amendment to the Receivables Intercreditor Agreement, to include
(a) limitations on the exercise of remedies related to the pledge of capital stock and subordinated promissory note of PolyOne Funding Corporation until 90 days after the obligations under the Receivables Financing have been paid in full and (b) amendments thereto giving effect to, and subordinating the Lien of the Agent and the Lenders to, the restructuring of the Receivables Financing.

            SECTION 11. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, on or before March 28, 2002 the Agent shall have received (a) an amendment fee, for the account of the Lenders approving this Amendment in an amount equal to 0.30% of their respective Commitments, (b) counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, and (c) in sufficient copies for each Lender, in form and substance satisfactory to the
Agent:

            (i) Certified copies of the resolutions of the Board of Directors of the Company evidencing approval for the Mortgages to be granted pursuant to Section 5.01(n) of the Restated Credit Agreement.

            (ii) A certificate of the Secretary or an Assistant Secretary of the Company certifying (A) the names and true signatures of the officers of the Company authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by the Company of each Collateral Document to which it is to be a party, (C) the representations and warranties contained in Section 12 are correct on and as of the date of such certificate as though made on and as of such date, and (D) no event has occurred and is continuing that constitutes a Default.

            (iii) Favorable opinion of senior legal counsel for the Company in substantially the form of Exhibit F-1 to the Restated Credit Agreement, with such changes as are appropriate to address the Mortgages to be granted pursuant to this Amendment.

This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

            SECTION 12. Representations and Warranties of the Company. The Company represents and warrants as follows:

            (a) The representations and warranties contained in the Credit Agreement, as amended hereby, are true and correct in all material respects at and as of the date of this Amendment.

            (b) The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

            (c) The execution, delivery and performance by the Company of this Amendment, the Credit Agreement and the Notes, as amended hereby, and the consummation of the transactions contemplated hereby are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Company's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Company.


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            (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

            (e) This Amendment has been duly executed and delivered by the Company and is the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

            (f) To the best of the Company's knowledge, there is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement and the Notes to be delivered by the Company, as amended hereby, and there has been no adverse change in the status, or financial effect on the Company or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(b) to the Credit Agreement.

            (g) After giving effect to this Amendment, no Default has occurred and is continuing.

            (h) Before and after giving effect to this Amendment, the Borrower is, individually and together with its Subsidiaries, Solvent. "Solvent" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            SECTION 13. Reference to and Effect on the Credit Agreement.

            (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

            SECTION 14. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, title insurance premiums and search fees and the reasonable fees


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and expenses of counsel for the Agent) in accordance with the terms of Section
9.04 of the Credit Agreement

            SECTION 15. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 16. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        POLYONE CORPORATION

                                        By
                                           -------------------------------------
                                           Title:


                                        CITICORP USA, INC.,
                                        as Agent and as Lender

                                        By
                                           -------------------------------------
                                           Title:


                                        BANK ONE, MICHIGAN

                                        By
                                           -------------------------------------
                                           Title:


                                        DEUTSCHE BANK AG NEW YORK BRANCH

                                        By
                                           -------------------------------------
                                           Title:

                                        By
                                           -------------------------------------
                                           Title:


                                        KEYBANK NATIONAL ASSOCIATION

                                        By
                                           -------------------------------------
                                           Title:


                                        ABN AMRO BANK, N.V.

                                        By
                                           -------------------------------------
                                           Title:

                                        By
                                           -------------------------------------
                                           Title:
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                                        BANK OF AMERICA, N.A.

                                        By
                                           -------------------------------------
                                           Title:


                                        COMERICA BANK

                                        By
                                           -------------------------------------
                                           Title:


                                        MELLON BANK, N.A.

                                        By
                                           -------------------------------------
                                           Title:


                                        JPMORGAN CHASE BANK

                                        By
                                           -------------------------------------
                                           Title:


                                        NATIONAL CITY BANK

                                        By
                                           -------------------------------------
                                           Title:


                                        SCOTIABANC, INC.

                                        By
                                           -------------------------------------
                                           Title:


                                        THE BANK OF NEW YORK

                                        By
                                           -------------------------------------
                                           Title:

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                                     CONSENT

                                                     Dated as of March ___, 2002

            Each of the undersigned, as a Subsidiary Guarantor under the Subsidiary Guaranty dated as of January 25, 2002 (such Guaranty as amended and supplemented or otherwise modified through the date hereof) in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that
(i) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the effectiveness of Amendment No. 4, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be reference to the Credit Agreement as amended by this Amendment and (ii) the Collateral described in each Loan Document to which such Guarantor is a party do, and shall continue to, secure the payment of all the Secured Obligations (in each case as defined therein).

                                        POLYONE DISTRIBUTION COMPANY

                                        By
                                           -------------------------------------
                                           Title:


                                        POLYONE ENGINEERED FILMS, INC.

                                        By
                                           -------------------------------------
                                           Title:


                                        POLYONE DIAGNOSTICS, INC.

                                        By
                                           -------------------------------------
                                           Title:


                                        LINCOLN & SOUTHERN RAILROAD CO.

                                        By
                                           -------------------------------------
                                           Title:

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                                                                       EXHIBIT A
                                                              To Amendment No. 4

                            Restated Credit Agreement


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